Shareholders’ Equity	12 Months Ended
Sep. 30, 2024
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 14 - SHAREHOLDERS’ EQUITY

Ordinary shares

Reverse Stock Split

On October 9, 2020, the Board of the Directors of Huadi International approved a 2 for 1 reverse stock split whereby every two authorized, issued and outstanding ordinary share was exchanged for one new ordinary shares (the “Reverse Stock Split”) and as a result of the Reverse Stock Split, the authorized ordinary shares decreased from 500,000,000 shares to 250,000,000 shares, par value of each ordinary share increased from $0.0001 to $0.0002, and the number of issued and outstanding ordinary shares decreased from 20,000,000 shares to 10,000,000 shares. All share information included in the consolidated financial statements and notes thereto have been retroactively adjusted as if such Reverse Stock Split occurred on the first day of the first period presented.

Shares Issuances

On January 26, 2021, the Company completed its initial public offering (“IPO”) of 3,125,000 shares of its common stock at a public offering price of $8.00 per share. The gross proceeds from the offering were approximately $25 million before deducting placement agents’ commissions and other offering expenses. The offering was conducted on a firm commitment basis. The Company issued warrants to the Underwriters equal to six percent (6%) of the shares issued in the IPO (the “Representative Warrants”). The Representative Warrants will be exercisable at any time, and from time to time, in whole or in part, during the period commencing 180 days from the effective date of the offering, which period shall not extend further than four and one-half year years from the effective date of the registration statement in compliance with FINRA Rule 5110(f)(2)(G)(i). The Representative Warrants are exercisable at a per share price of $10.00, which is 125% of the Public Offering Price. The Representative Warrants are also exercisable on a cashless basis. As of September 30, 2022, no warrant was exercised.

On January 22, 2021, the Company issued 2,000 shares to Henry He Huang, the Company’s Director, pursuant to the Director Offer Letter between the Company and Henry He Huang. The Company received no proceed from this issuance as it is a stock-based compensation, and the Company valued the shares based on the fair value at the date of issuance. The shares had fair value of $16,000.

On February 19, 2021, the board of Wenzhou Hongshun approved the resolution to increase investment into Huadi Steel by RMB 99 million, of which RMB 32 million has been paid by Wenzhou Hongshun as of March 30, 2021, with Di Wang invested additional RMB 1 million. As a result, the shareholder structure remains the same with Wenzhou Huadi Steel’s equity interest 99% held by Wenzhou Hongshun and 1% held by Di Wang.

On November 7, 2022, the Company entered into a securities purchase agreement with two institutional investors pursuant to which the Company agreed to sell up to 3,500,000 ordinary shares, par value $0.0002 per share, in a registered direct offering. On November 9, 2022, the Company closed the Offering for the sale of 1,000,000 ordinary shares. The Company received gross proceeds from the sale of the Shares of approximately $25,000,000, before deducting placement agent fees and other offering expenses. The Company has agreed to grant each purchaser, for a period of one ninety (90) days after the closing date, or for an additional thirty (30) days thereafter at the election of the Company, the right to purchase additional ordinary shares in an aggregate amount equal to up to 250% of the Shares issued or issuable to each purchaser pursuant to the Purchase Agreement, on the same terms, conditions and price at the purchase of the ordinary shares. Management determined that these warrants are equity instruments because the warrants are both a) indexed to its own stock; and b) classified in stockholders’ equity. The warrants were recorded at their fair value on the date of grant as a component of stockholders’ equity. As of September 30, 2023, all warrants have expired.

Stock-based compensation

On April 20, 2023, the Company granted an aggregate of 20,000 annual bonus share (the “Bonus Shares”) to its Chief Financial Officer Mr. Jianping Xiang. The stock-based compensation expense in relation to the Bonus Shares have been recognized based on the fair value on the share price of $2.98 on the grant date. As of September 30, 2023, the 20,000 shares have been issued to Mr. Jianping Xiang. For the year ended September 30, 2023, the Company recognized $59,600 for the compensation cost.

On April 16, 2024, the Company granted an aggregate of 20,000 annual bonus share (the “Bonus Shares”) to its Chief Financial Officer Mr. Jianping Xiang. The stock-based compensation expense in relation to the Bonus Shares have been recognized based on the fair value on the share price of $2.45 on the grant date. As of September 30, 2024, the 20,000 shares have been issued to Mr. Jianping Xiang. For the year ended September 30, 2024, the Company recognized $49,000 for the compensation cost.

Non-controlling interests

Non-controlling interests represent the interest of non-controlling shareholder in Huadi Steel based on his proportionate interests in the equity of that company adjusted for its proportionate share of income or losses from operations. In August 2019, Wenzhou Hongshun acquired 99% equity percentage of Huadi Steel from the PRC Shareholders. As the result, Huadi Steel’s equity interest is 99% held by Wenzhou Hongshun and 1% held by Di Wang. The non-controlling interest in Huadi Steel was 1% as of September 30, 2024 and 2023.

Restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiary. Relevant PRC statutory laws and regulations permit payments of dividends by WFOEs and Huadi Steel (collectively, the “Huadi PRC Subsidiaries”) only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the accompanying consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Huadi PRC Subsidiaries.

Huadi PRC Subsidiaries are required to set aside at least 10% of their after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of their respective registered capital. In addition, Huadi PRC Subsidiaries may allocate a portion of their after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at their discretion. Huadi PRC Subsidiaries may allocate a portion of their respective after-tax profits based on PRC accounting standards to a discretionary surplus fund at their discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by State Administration of Foreign Exchange.

As a result of the foregoing restrictions, Huadi PRC Subsidiaries are restricted in their ability to transfer their assets to the Company. Foreign exchange and other regulations in the PRC may further restrict Huadi PRC Subsidiaries from transferring funds to the Company in the form of dividends, loans and advances. As of September 30, 2024 and 2023, amounts restricted are the paid-in-capital and statutory reserve of Huadi PRC Subsidiaries as follows:

	2024	2023
Statutory reserves	$919,978	$874,518
Paid-in-capital	24,815,336	13,775,036
Total	$25,735,314	$14,649,554